UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2024

Atmus Filtration Technologies Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

(615) 514-7339

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ATMU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01	Changes in Control of Registrant.

On March 18, 2024, Cummins Inc. (“Cummins”) announced the final results of its previously announced offer to exchange up to an aggregate of 67,054,726 shares of common stock of Atmus Filtration Technologies Inc. (“Atmus”) that Cummins owned for outstanding shares of common stock of Cummins, on the terms and subject to the conditions set forth in Atmus’ registration statement on Form S-4 (File No. 333-277051), originally filed by Atmus with the Securities and Exchange Commission (the “SEC”) on February 14, 2024, and the final prospectus filed by Atmus with the SEC on March 7, 2024.

According to Cummins’ announcement, Cummins accepted an aggregate of 5,574,051 shares of its common stock in the Exchange Offer, in exchange for 67,054,719 shares of Atmus’ common stock, representing approximately 80.5% of Atmus’ common stock outstanding as of March 18, 2024. Additionally, cash in lieu of fractional shares of Atmus common stock will be delivered after the exchange agent has aggregated all fractional shares and sold them in the open market. As a result, Cummins no longer owns any shares of common stock of Atmus.

Item 7.01	Regulation FD Disclosure

On March 18, 2024, Atmus issued a press release announcing the completion of the Exchange Offer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Atmus specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by Atmus Filtration Technologies Inc. on March 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMUS FILTRATION TECHNOLOGIES INC.

By:	/s/ TONI Y. HICKEY
Toni Y. Hickey
Chief Legal Officer and Corporate Secretary

March 18, 2024